UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 18, 2008

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
P.O. Box 10212
56 Top Gallant Road
Stamford, CT 06902-7747
(Address of Principal Executive Offices, including Zip Code)
(203) 316-1111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
SIGNATURES

ITEM 7.01. REGULATION FD DISCLOSURE.
On Thursday, September 18, 2008, Gartner, Inc. (the “Company”) made a presentation to investors at the Goldman Sachs Communacopia XVII Conference in New York.  During this presentation, the Company reiterated its financial outlook for 2008, which was previously announced on July 30, 2008 and is contained in Exhibit 99.1 to Current Report on Form 8-K filed on July 30, 2008, and its long-term financial objectives, which were previously announced at the Company’s Investor Day on March 6, 2008 and are contained in Exhibits 99.1 and 99.2 to Current Report on Form 8-K filed on March 6, 2008. Both Current Reports on Form 8-K are available on the Company’s website at www.gartner.com under the “Investor Relations” link.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.
Date: September 18, 2008	By:	/s/ Christopher J. Lafond
Christopher J. Lafond
Executive Vice President, Chief Financial Officer